UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2024

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Support Agreement

As previously reported in that Current Report on Form 8-K dated July 18, 2024, on July 12, 2024, Evofem Biosciences, Inc. (the “Company”), Aditxt, Inc., a Delaware Corporation (“Aditxt”), and Adifem, Inc., f/k/a Adicure, Inc., a Delaware corporation and wholly-owned subsidiary of Aditxt (the “Merger Sub”) entered into an Amended and Restated Merger Agreement (as amended August 16, 2024, September 6, 2024 and October 2, 2024, the “A&R Merger Agreement”) whereby the Merger Sub will merge with and into the Company with Company being the surviving company and wholly-owned subsidiary of Aditxt (the “Merger”). Between October 28 and October 30, 2024, the Company entered into support agreements (each a “Support Agreement”) with some of its institutional investors (the “Investors” and each an “Investor”) pursuant to which the Investors agreed (i) to vote all Subject Shares (as defined in the Support Agreement) that an Investor is entitled to vote at the time any vote to approve and adopt the A&R Merger Agreement and the Merger at any meeting of the stockholders of the Company, and at any adjournment thereof, at which the A&R Merger Agreement is submitted for consideration and vote of the stockholders of the Company, and (ii) that he or it will not vote any Subject Shares in favor of, and will vote such Subject Shares against the approval of, any Company Acquisition Proposal (as defined in the Support Agreement). Each Investor also revoked any and all previous proxies granted with respect to the Subject Shares. The Investors agreed that all shares of Company Capital Stock (as defined in the Support Agreement) that each Investor purchases, acquires the right to vote, or otherwise acquires beneficial ownership of, after the execution of the Support Agreement and prior to the Expiration Date (as defined below) shall be subject to the terms and conditions of the Support Agreement.

Furthermore, the Investors agreed not to sell or transfer any of such Subject Shares until: (a) the A&R Merger Agreement shall have been terminated for any reason; (b) the Merger shall become effective in accordance with the terms and provisions of the A&R Merger Agreement; (c) the acquisition by Aditxt of all Subject Shares of the Investors, whether pursuant to the Merger or otherwise; (d) any amendment, change or waiver to the A&R Merger Agreement as in effect on the date hereof, without each Investor’s consent, that (1) decreases the amount, or changes the form or timing (except with respect to extensions of time of the offer in accordance with the terms of the A&R Merger Agreement) of consideration payable to the Investors pursuant to the terms of the A&R Merger Agreement as in effect on the date hereof or (2) materially and adversely affects such Investor; or € is agreed to in writing by Aditxt and each Investor (collectively the “Expiration date”).

As of the date of the Support Agreement, the Investors own collectively an aggregate of 1,468 shares of Company preferred stock, 297,316,553 shares of common stock issuable upon the conversion of convertible notes, 8,463,511 shares of common stock issuable upon exercise of warrants, and 781,154,325 shares of Company common stock issuable upon any other instrument convertible into Company common stock.

The foregoing summary of the terms and of the form of Support Agreement do not purport to be complete, and are qualified in their entirety by reference to the complete text of the form of Support Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported on September 16, 2022 on Form 8-K, on September 15, 2022, the Company and the Designated Agent entered into a forbearance agreement with the Designated Agent (as defined below) (as amended on December 21, 2022 the “Forbearance Agreement”), wherein the Designated Agent and the holders of certain secured promissory notes agreed to forbear from exercising any of their rights and remedies during the Forbearance Period (as defined in the Forbearance Agreement), but solely with respect to the specified events of default provided therein.

As previously reported on October 3, 2024 on Form 8-K, on September 27, 2024, Future Pak, LLC, a Michigan limited liability company, as agent for the Purchasers (in such capacity, the “Designated Agent”) provided a Notice of Event of Default and Reservation of Rights (the “Initial Notice of Default”) relating to the Securities Purchase and Security Agreement dated April 23, 2020, as amended (“SPA”), by and among the Company, Designated Agent, as certain guarantors and the purchasers (each a “Purchaser” and collectively “Purchasers”).

On October 27, 2024, the Designated Agent sent an amended and supplemented notice to the Initial Notice of Default (the “Amended Notice of Default”) which adds new claims of default based on the Company’s current repayment agreements of existing obligations, including obligations owed to the U.S. Department of Health and Human Services, an Event of Default has occurred under Section 9.1(e) of the Securities Purchase and Security Agreement dated April 23, 2020, as amended. Furthermore, the Amended Notice stated that, because the events of default described in the Amended Notice of Default are not the certain prior events of default listed in the Forbearance Agreement (the “Specified Defaults”), the Designated Agent and the holders of the senior secured promissory notes described in the SPA thereby provided notice to the Company that the Forbearance Agreement is terminated as of October 27, 2024.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure under Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Support Agreement, by and between the Company and the Investor, dated as of October 28, and October 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: October 31, 2024	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer